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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 19, 2007

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-12387                 76-0515284
       (State or other                 (Commission          (I.R.S. Employer of
jurisdiction of incorporation          File Number)            Incorporation
      or organization)                                       Identification No.)


   500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                     60045
     (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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ITEM 8.01 OTHER EVENTS.

     On July 19, 2007, Tenneco Inc. announced that Alain Michaelis has been elected senior vice president, global supply chain management and manufacturing, effective August 27, 2007. Mr. Michaelis will be responsible for the company's worldwide purchasing, logistics and material management functions, as well as Tenneco's global manufacturing programs. A copy of the company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description
-----------     -----------

99.1            Press release issued July 19, 2007


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TENNECO INC.


Date:    July 19, 2007                      By:  /s/ David A. Wardell
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                                               David A. Wardell
                                               Senior Vice President, General
                                               Counsel and Corporate Secretary